VOYA SEPARATE PORTFOLIOS TRUST
Voya VACS Series EMHCD Fund
(the “Fund”)
Supplement dated June 27, 2025
to the Fund’s Summary Prospectus and Prospectus, each dated June 27, 2025
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Fund’s policy to invest in accordance with the investment focus that the Fund’s name suggests (the “80% Investment Policy”) is changed effective August 26, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Fund invests at	Under normal circumstances, the Fund invests
least 80% of its net assets (plus borrowings made for	at least 80% of its net assets (plus the amount
investment purposes) in fixed-income and floating	of any borrowings for investment purposes) in
rate debt instruments of governments (“Sovereigns”)	fixed-income and floating rate debt instruments
and governmental entities, agencies, and other issuers	of emerging market issuers which are
that are directly or indirectly wholly-owned by, or	denominated in U.S. dollars and foreign (non-
whose obligations are guaranteed by Sovereigns	U.S.) hard currencies.
(“Quasi-Sovereigns”) of emerging market countries
which are denominated in U.S. dollars and foreign
hard currencies.
Although the Fund’s new 80% Investment Policy and related disclosure changes are set forth in the Fund’s Prospectuses, these changes will not be effective until the Effective Date. Until the Effective Date, the Fund’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first two paragraphs in the section of the Prospectuses entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).
Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Fund invests at	Under normal circumstances, the Fund invests
least 80% of its net assets (plus borrowings made for	at least 80% of its net assets (plus the amount
investment purposes) in fixed-income and floating	of any borrowings for investment purposes) in
rate debt instruments of governments (“Sovereigns”)	fixed-income and floating rate debt instruments
and governmental entities, agencies, and other issuers	of emerging market issuers which are
that are directly or indirectly wholly-owned by, or	denominated in U.S. dollars and foreign (non-
whose obligations are guaranteed by Sovereigns	U.S.) hard currencies. For purposes of this
(“Quasi-Sovereigns”) of emerging market countries	80% policy, emerging markets means most
which are denominated in U.S. dollars and foreign	countries in the world except Australia,
hard currencies. The Fund will provide shareholders	Canada, Japan, New Zealand, Hong Kong,
with at least 60 days’ prior written notice of any	Singapore, the United Kingdom, the United
changes in this investment policy.	States, and most of the countries of Western
Europe. For purposes of this 80% policy, hard
currencies means currencies in which investors
Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. The Fund may also invest up to 20% of its assets in fixed- income and floating rate debt instruments of emerging market companies denominated in U.S. dollars and foreign hard currencies.
Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments issued by Sovereigns, Quasi-Sovereigns, and companies denominated in hard currency. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies.
Emerging market countries include all countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The Fund may invest in companies of any market capitalization.
have confidence and are typically currencies of economically and politically stable industrialized nations. For purposes of this
80% policy, fixed-income and floating rate debt instruments include, without limitation, bonds, debt instruments, and other similar instruments issued by governments (“Sovereigns”) and governmental entities, agencies, and other issuers that are directly or indirectly wholly-owned by, or whose obligations are guaranteed by Sovereigns (“Quasi-Sovereigns”) and corporate issuers denominated in U.S. dollars or foreign (non- U.S.) hard currencies. Debt instruments include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers’ acceptances, and money market instruments including money market funds denominated in U.S. dollars or foreign (non-U.S.) hard currencies. The Fund's investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of this 80% policy.
An issuer in an emerging market is one: (i) that is organized under the laws of, or has a principal place of business in, an emerging market; (ii) for which the principal securities market is in an emerging market; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (iv) at least 50% of the assets of which are located in an emerging market. The Fund may invest in companies of any market capitalization.
In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policies Related to Fund Names” is inapplicable to the Fund until the Effective Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. THIS SUPPLEMENT WILL EXPIRE ON THE EFFECTIVE DATE.